EXHIBIT 32.1

SECTION 906 CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

OF EVIL EMPIRE DESIGNS, INC.

In connection with the accompanying Annual Report on Form 10-K of Evil Empire Designs, Inc. for the year ended December 31, 2019, the undersigned, Sheila Cunningham, Chief Executive Officer of Evil Empire Designs, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended December 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Annual Report on Form 10-K for the year ended December 31, 2019 fairly presents, in all material respects, the financial condition and results of operations of Evil Empire Designs, Inc.

Date: March 30, 2020	By:	/s/ Sheila Cunningham
Sheila Cunningham
President and Chief Executive Officer (principal executive officer, principal accounting officer and principal financial officer)